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                                                                       EXHIBIT 4

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the statement on Schedule 13D with respect to the shares of Common Stock, par value $2.00 per share, of Standard Motor Products, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended. The undersigned hereby further agree that this Joint Filing Agreement be included as an exhibit to such statement and any such amendment. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: July 8, 2003                             DANA CORPORATION

                                          By:   /s/ Michael L. DeBacker
                                                -----------------------------
                                                Name:  Michael L. DeBacker
                                                Title  Vice President

                                                AUTOMOTIVE CONTROLS CORP.

                                          By:   /s/ Thomas Madden
                                                ----------------------------
                                                Name:  Thomas Madden
                                                Title: Vice President

                                                BWD AUTOMOTIVE CORPORATION

                                          By:   /s/ Thomas Madden
                                                ----------------------------
                                                Name:  Thomas Madden
                                                Title: Vice President

                                                PACER INDUSTRIES, INC.

                                          By:   /s/ Harry M. Whited
                                                ----------------------------
                                                Name:  Harry M. Whited
                                                Title: President

                                                RISTANCE CORPORATION

                                          By:   /s/ Thomas Madden
                                                ----------------------------
                                                Name:  Thomas Madden
                                                Title: Vice President

                                                ENGINE CONTROLS DISTRIBUTION
                                                SERVICES, INC.

                                          By:   /s/ Thomas Madden
                                                ----------------------------
                                                Name:  Thomas Madden
                                                Title: Vice President